SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 8, 2011, is made and entered into by and between Solo International, Inc., a Nevada corporation (the “Company”), with its principal executive offices located at 2500-1155 Boul Rene-Levesque West, Montreal, Quebec H3B 2K4, and Craigstone Ltd., (the “Purchaser”), with its principal executive offices located at 88 Wood St. 10th #1, London, UK, ECZV7RS.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and,

WHEREAS, the Purchaser desires to purchase and the Company desires to issue and sell to the Purchaser, case upon the terms and subject to the conditions set forth in this Agreement one (1) Unit (as defined below).

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and the Purchaser hereby agree as follows:

1.	Purchase and Sale of Unit.

(a)           Sale and Issuance of Unit.  Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing (as defined below), and upon payment of the Purchase Price (as defined below), the Company agrees to sell and issue to the Purchaser a unit (the “Unit”). The Unit shall consist of the following:

(i)           a ten percent (10%) convertible promissory note in substantially the form attached to the agreement as Exhibit A (the “Note”), with a term of one (1) year, which may be convertible into common stock of the Company on the terms stated therein; and,

(ii)           a common stock purchase warrant, in the form of Exhibit B (the “Warrant”), for the right to purchase that number of shares of Company Common Stock equal to two hundred fifty thousand (250,000) shares per Unit purchased, which shall be exercisable immediately and have a three year term with an Exercise Price as stated therein.

(b)           Form of Payment.  On the Closing Date: (i) the Purchaser shall pay the Purchase Price (as hereinafter defined) for the Unit at the Closing (as defined below) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, and (ii) the Company shall deliver the Note and Warrant duly executed on behalf of the Company, to such Purchaser, against delivery of such Purchase Price.

(c)           Closing Date.  Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Note and the Warrant pursuant to this Agreement (the “Closing Date”) shall be 10:00 a.m., Pacific time, on the date first written above, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties and may be undertaken remotely by facsimile or other electronic transmission.

 (d)           Purchase Price; Minimum and Maximum.   The Purchase Price per Unit is one hundred thousand dollars $100,000.00 (the “Purchase Price”) and the Company is offering one (1) Unit for gross proceeds of one hundred thousand dollars $100,000.00.

2.           Representations and Warranties of the Purchaser.  The Purchaser hereby acknowledges, represents, and warrants to the Company that:

(a)           Investment Purpose.  As of the date hereof, the Purchaser is purchasing the Note and the Warrant and the shares of Common Stock issuable upon exercise thereof (the “Warrant Shares” and, collectively the Note, and Warrant the “Securities”) for its own account and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(b)           Accredited Investor Status.  The Purchaser is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”), and Purchaser has completed the “Investor Questionnaire” as attached hereto as Annex B.

(c)           Reliance on Exemptions.  Neither the  Unit nor the Securities offered are registered under the Securities Act, or any state securities laws.  The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(d)           Information.  The Purchaser and its advisors, if any, acknowledges that they have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors, have carefully reviewed them and understands the information contained therein. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and the Purchaser and its Advisors have had access, through the Memorandum and/or the EDGAR system, to true and complete copies of the Company’s most recent Annual Report on Form 10-K and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) since the filing of the 10-K and prior to the date hereof and have reviewed such filings. Purchaser’s decision to enter into this Agreement has been made based solely on the independent evaluation of the Purchaser and its advisors, if any. Notwithstanding the foregoing representations, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below.

(e)         Documents. All documents, records, and books pertaining to the investment in the Securities have been made available, subject to certain confidentiality restrictions, for inspection by the Purchaser and its advisors, if any.

(f)           No Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has approved the Securities or passed upon or made any recommendation or endorsement of the Offering or confirmed the accuracy or determined the adequacy of the this Agreement. Any representation to the contrary is a criminal offense.  The Unit and the Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.

(g)	Transfer or Resale. The Purchaser understands that:

(i)           the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless:

(A)	the Securities are sold pursuant to an effective registration statement under the Securities Act,

(B)           the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

(C)           the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(g) and who is an Accredited Investor,

(D)           the Securities are sold pursuant to Rule 144, or

(E)           the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”),

(ii)           and, in each case, the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company;

(iii)            neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

 (h)           Legends.  The Purchaser understands that the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws: (i) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold or (ii) such holder provides the Company with a reasonable and customary opinion of counsel to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act.  The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(i)           Authorization; Enforcement.  Each  document to which the Purchaser is a party: (i) has been duly and validly authorized, (ii) has been duly executed and delivered on behalf of the Purchaser, and (iii) will constitute, upon execution and delivery by the Purchaser thereof and the Company, the valid and binding agreements of the Purchaser enforceable in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

(j)           Residency.  The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

(k)          Purchaser’s Reliance. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the this Agreement or as contained in documents so furnished to the Purchaser or its advisors, if any, by the Company or the by persons acting on behalf of the Company.  The Purchaser is not relying on the Company, or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Unit, and the Purchaser has relied on the advice of, or has consulted with, only its own advisors, if any.

(l)         No Solicitation. The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Unit directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, filing with the SEC, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet, in connection with the offering and sale of the Unit and is not subscribing for Unit and did not become aware of the offering of the Unit through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(m)         Brokerage Fees. The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions and other compensation to be paid by as otherwise described in this Agreement).

(n)          Independent Evaluation. The Purchaser's decision to enter into this Agreement has been made based solely on the independent evaluation of the Purchaser and its own advisors, if any, and the Purchaser, either alone or together with its advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Unit and the Company and to make an informed investment decision with respect thereto.

               (o)         Purchaser Affiliations. The Purchaser is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an affiliate of a such a broker-dealer or any person engaged in a business that would require it to be registered as a broker-dealer. In the event such Purchaser is a member of FINRA, or associated or affiliated with a member of FINRA, such Purchaser agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Securities.  Furthermore, the Purchaser is not an underwriter of the Securities, nor is it an affiliate of an underwriter of the Securities.

(p)        Risk. The purchase of the Unit represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company.  The Purchaser must bear the substantial economic risks of the investment in the Unit indefinitely because none of the Unit or the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.  Legends shall be placed on the Unit and the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's books.  Stop transfer instructions will be placed with the transfer agent of the Securities, if any, or with the Company.  There can be no assurance that there will be any market for resale of the Unit or the Securities.

                               (q)        Suitable Investment. The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time. The Purchaser has significant prior investment experience, including investments in high risk securities. The Purchaser is knowledgeable about investments in small and thinly capitalized, development stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur.  The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Unit will not cause such commitment to become excessive.  The investment is a suitable one for the Purchaser.

(r)        Purchaser Attributes. The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Unit, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of any law applicable to it or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Unit and the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

                               (s)         Additional Information. The Purchaser and the advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in all documents received or reviewed in connection with the purchase of the Unit and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company to the full satisfaction of the Purchaser and the advisors, if any. The Purchaser is satisfied that it has received adequate information with respect to all matters which it or the advisors, if any, consider material to its decision to make this investment.

(t)         Purchaser’s Information. Within five (5) business days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject. Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities underlying the Unit.

(u)        Forward Looking Statements. The Purchaser acknowledges that any estimates or forward-looking statements or projections included in this Agreement and related documents were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed and will not be updated by the Company and should not be relied upon.

(v)        Inconsistent Representations. No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in this Agreement or in related documents.

                                (w)         Relationship with Company. The Purchaser’s substantive relationship with the Company or subagent through which the Purchaser is subscribing for Unit predates the Company’s or such subagent's contact with the Purchaser regarding an investment in the Unit.

                                 (x)       Federal Regulations. The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.

Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations.  The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Purchaser’s identity to OFAC.  The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

                                     (y)          Senior Foreign Political Figure. To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below; and
                           (z)               Foreign Bank. If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

[2] A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3] “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4] A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

3.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser as of the date hereof (unless the context specifically indicates otherwise) that:

(a)           Organization and Qualification.  The Company is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

(b)           Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Unit, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing.  This Agreement when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)           SEC Documents; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).  The SEC Documents are in the form available to the public via the SEC’s EDGAR system.

(d)           No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

(e)           Finder’s Fee.  The Company  may pay, where applicable, a reasonable finder's fee (the “Fee”), not to exceed 10% of the Purchase Price.

4.           Covenants.  In addition to the other agreements and covenants set forth herein, the applicable parties hereto hereby covenant as follows:

(a)           Stop Orders.  The Company will advise the Purchaser promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of the Securities, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)           Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

(c)           Authorization and Reservation of Shares.  The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the exercise of the outstanding Note and Warrant and issuance of the Warrant Shares in connection therewith (based on the Exercise Price of the Warrant in effect from time to time) and as otherwise required by the Note (collectively, the “Reserved Amount”).  The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrant.  If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4(c), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the shares of the Company’s officer’s and directors in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.  The Company shall use its best efforts to obtain such stockholder approval within thirty (30) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares.

(d)           Corporate Existence.  So long as the Purchaser beneficially owns the Note or Warrant, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction: (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly-traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq National Market, Nasdaq Capital Market, American Stock Exchange or New York Stock Exchange.

5.           Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Note and Warrant to a Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)           The Purchaser shall have executed this Agreement, and delivered the same to the Company.

(b)           The Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c)           The representations and warranties of the applicable Purchaser shall be true and correct in all material respects, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

(d)           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.           Conditions to the Purchaser’s Obligation to Purchase.  The obligation of the Purchaser hereunder to purchase the Note and Warrant at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion:

(a)           to the Purchaser a duly executed Note (in such denominations as the Purchaser shall request) and Warrant in accordance with Section 1(a) above.

(b)           The representations and warranties of the Company shall be true and correct in all material respects, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c)           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.           [Intentionally Deleted].

8.           Governing Law; Jurisdiction.  This agreement shall be enforced, governed by and construed in accordance with the laws of the state of Nevada applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflicts of law.

9.           Miscellaneous.

(a)           Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts.  Each of such counterparts shall be deemed an original, and all of which shall, when taken together, constitute one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party (including in the manner described above), may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(b)           Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(c)           Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d)           Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the instruments, documents and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Purchaser.

(e)           Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission, with printed confirmation of receipt, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:
Solo International, Inc.
Suite 2500
1155 Boul Rene-Levesque West
Montreal, Quebec H3B 2K4
Attention: Mr. Michel Plante, President and CEO
Telephone: 514.570.3490

If to a Purchaser:

                    Craigstone Ltd.
                    88 Wood St.
                                                                    10th #1
                                London, UK ECZV7RS

Each party shall provide notice to the other party of any change in address, telephone or facsimile number.

(f)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, but subject to the provisions of Section 2(g) hereof, any Purchaser may, without the consent of the Company, assign its rights hereunder to any person that purchases Securities in a private transaction from a Purchaser or to any of its “affiliates,” as that term is defined under the Exchange Act.

(g)           Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h)	Survival; Indemnification; Limitation on Liability.

(i)           The representations and warranties of the Purchaser and the Company set forth in Sections 2 and 3 hereof shall survive for 18 months following the Closing Date notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser or the Company, as applicable. The agreements and covenants of the Company set forth in Section 4 shall survive for so long as any Purchaser beneficially owns any Securities.

(ii)           The Company agrees to indemnify and hold harmless the Purchaser and all of their respective officers, directors, employees, agents and representative from and against any and all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature (“Losses”), incurred by or imposed upon any such party arising as a result of or related to any actual or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iii)           The Purchaser agrees, severally but not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents for Losses arising as a result of or related to any actual or alleged breach any breach by such Purchaser of any of its representations or warranties set forth in Section 2 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iv)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

SOLO INTERNATIONAL, INC.

By: /s/ Michel Plante
       Name: Michel Plante
       Title: CEO

PURCHASER:

The Purchaser executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.